EXECUTION VERSION
THIS LIMITED CONSENT UNDER CREDIT AGREEMENT (this “Agreement”) is made as of May 29, 2026, by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), the Subsidiary Borrowers party hereto (the “Subsidiary Borrowers” and, together with the Company, the “Borrowers” and each, a “Borrower”), the Lenders party hereto (which constitute the Required Lenders) (the “Consenting Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of September 17, 2021, by and among the Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have notified the Administrative Agent that they hold certain refund rights, claims, and interests related to the 2025 International Emergency Economic Powers Act tariffs (collectively, the “Tariff Refund Claims”), in each case as more particularly described in Section 1 of this Agreement;

WHEREAS, the Borrowers desire to sell, assign, transfer, convey or otherwise dispose of all or a portion (or participation therein) of the Tariff Refund Claims and, in connection therewith, grant a Lien to the Tariff Refund Purchaser (as defined below) (each, a “Tariff Refund Sale”) to one or more third-party purchasers (each, a “Tariff Refund Purchaser”);
WHEREAS, pursuant to Section 6.01, Section 6.02 and Section 6.03 of the Credit Agreement, the Borrowers would not be permitted to effectuate any such Tariff Refund Sale and therefore require the consent of Required Lenders pursuant to Section 9.02 of the Credit Agreement to permit any such Tariff Refund Sale;
WHEREAS, pursuant to Sections 2.11(c)-(d) of the Credit Agreement, any Tariff Refund Sale, inter alia, would require the Borrowers to mandatorily prepay the Term Loans in direct order of maturity in an amount equal to one hundred percent (100)% of the Net Proceeds of any such Tariff Refund Sale;
WHEREAS, the Borrowers have requested that the Consenting Lenders consent to any Tariff Refund Sale occurring during the period beginning on the Consent Effective Date (as defined below) through and including the date that is thirty (30) days after the Consent Effective Date (the “Consent Period End Date”), subject to the conditions set forth in this Agreement, and have requested that only fifty percent (50%) of the Net Proceeds of any such Tariff Refund Sale be applied to prepay the Term Loans; and
WHEREAS, the Borrowers, the Consenting Lenders and the Administrative Agent are willing to so consent and agree, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, each of the Consenting Lenders and the Administrative Agent hereby agree to enter into this Agreement.
1.Limited Consent. Notwithstanding any provision of the Credit Agreement to the contrary, subject to the satisfaction (or waiver by the Administrative Agent, acting at the direction of the

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Consenting Lenders) of the conditions set forth in this Section 1, the Consenting Lenders hereby consent to (a) each Tariff Refund Sale occurring during the period commencing as of the Consent Effective Date and ending on the Consent Period End Date, (b) the filing of a UCC-1 financing statement by a buyer in connection with a Tariff Refund Sale so long as the description of the collateral included therein is limited solely to the subject Tariff Refund Claims and (c) if any time prior to the Maturity Date, such Tariff Refund Sale is notwithstanding the intent of the parties thereto re-characterized as a loan, any Indebtedness or Lien resulting therefrom; provided that (i) such consent shall not be construed as a waiver of any Default or Event of Default, now or hereafter arising under the Credit Agreement and (ii) the Consenting Lenders’ consent is limited to the transactions specifically contemplated herein and shall not be construed as a consent to any other transaction or to any ongoing or future course of dealing. For purposes of this Agreement, a Tariff Refund Sale shall be deemed to “occur” on the date on which the applicable sale, assignment, or transfer documentation is executed and delivered by the Borrowers and the applicable Tariff Refund Purchaser (regardless of when any underlying tariff refund is actually received by the Tariff Refund Purchaser from any governmental authority or any other Person). The consent set forth in this Section 1 is conditioned upon, and shall be effective with respect to any particular Tariff Refund Sale only if, each of the following conditions is satisfied:
(a)Minimum Sale Price. The aggregate cash purchase price to be received by the Borrowers in respect of any such Tariff Refund Sale shall be not less than eighty percent (80%) of the aggregate face value of the Tariff Refund Claims being sold (it being understood that “face value” means the principal amount of refunds, duties, and statutory interest reflected in the applicable Tariff Refund Claims as of the date of the applicable sale, without any discount for credit risk, collection risk, administrative uncertainty, probability of recovery or similar discounts);
(b)Documentation. The terms and conditions of any such Tariff Refund Sale, and all documentation evidencing or governing the same (including any purchase and sale agreement, assignment agreement, bill of sale or UCC-1 financing statement in connection therewith), shall be in form and substance reasonably acceptable to the Administrative Agent;
(c)No Default. At the time of each such Tariff Refund Sale (both immediately before and after giving effect thereto), no Default or Event of Default shall have occurred and be continuing;
(d)Notice. Not later than one (1) Business Day prior to the closing of any Tariff Refund Sale, the Borrowers shall deliver to the Administrative Agent a written notice setting forth (i) the aggregate face value of the Tariff Refund Claims being sold, (ii) the aggregate purchase price to be received at closing, (iii) the calculation of Net Proceeds in respect of such sale, and (iv) the amount of the Tariff Refund Sweep payable pursuant to Section 1(e); and
(e)Application of Proceeds. Not later than three (3) Business Days following the receipt by the Borrowers of any Net Proceeds from a Tariff Refund Sale, the Borrowers shall prepay outstanding Term Loans in an aggregate amount equal to fifty percent (50%) of such Net Proceeds received from such Tariff Refund Sale (each such prepayment, a “Tariff Refund Sweep”), which prepayment shall be applied to the Term Loans in direct order of maturity. For the avoidance of doubt, (x) the Tariff Refund Sweep shall constitute the sole mandatory prepayment obligation of the Borrowers under Section 2.11 of the Credit Agreement with respect to the Net Proceeds of any Tariff Refund Sale (and, notwithstanding anything in Section 2.11(c) or Section 2.11(d) of the Credit Agreement to the contrary, no additional mandatory prepayment shall be required in respect thereof), (y) the remaining fifty percent (50%) of such Net Proceeds shall be retained by the Borrowers and may be used for general corporate purposes not otherwise prohibited by the Credit Agreement, and (z) the Tariff Refund Sweep shall not result in any permanent reduction to the Revolving Commitments.
2.Conditions of Effectiveness. This Agreement will be effective as of May 29, 2026 (the “Consent Effective Date”), upon the satisfaction (or waiver by the Consenting Lenders) of the following conditions precedent:

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(a)The Administrative Agent (or its counsel) shall have received counterparts of this Agreement duly executed by the Borrowers, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Consenting Lenders.
(b)No Default or Event of Default shall have occurred and be continuing or result after giving effect to this Agreement.
(c)The representations and warranties made by each Borrower in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) with the same force and effect as if made on and as of the Consent Effective Date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date) (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)).
(d)The Administrative Agent (or its counsel) shall have received a certificate dated as of the Consent Effective Date and signed by the president, vice president or a Financial Officer (or such other officer or representative acceptable to the Administrative Agent) of the Company confirming compliance with the conditions set forth in Section 2(b) and Section 2(c) hereof.
(e)Paul Hastings LLP shall have received payment of all accrued and unpaid fees and expenses to the extent (i) required by, and pursuant to, Section 9.03 of the Credit Agreement and (ii) invoiced at least one (1) Business Day prior to the Consent Effective Date.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Agreement and the Credit Agreement constitute legal, valid and binding obligations of such Borrower and, in the case of the Credit Agreement, the other Loan Parties party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and after giving effect to the terms of this Agreement, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties made by each Borrower in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) with the same force and effect as if made on and as of the date hereof (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date) (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)).
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, the Credit Agreement shall be deemed modified to the extent necessary to give effect to the consent and other provisions set forth herein.

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(b)On behalf of itself and each of the other Loan Parties, each Borrower hereby (i) agrees that this Agreement and the transactions contemplated hereby shall not limit or diminish the obligations of the Loan Parties arising under or pursuant to the Loan Documents to which each such Loan Party is a party, (ii) reaffirms all of the Loan Parties’ obligations under the Credit Agreement and the other Loan Documents to which each such Loan Party is a party and (iii) acknowledges and agrees that the Credit Agreement and each other Loan Document executed by each such Loan Party remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
(c)The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Consenting Lenders or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Agreement is a Loan Document.
(e)The Consenting Lenders hereby authorize and direct the Administrative Agent to release any Liens on the Tariff Refund Claims that are the subject of any Tariff Refund Sale consummated in accordance with this Agreement, and to execute and deliver any instruments or documents reasonably requested to evidence such release. For avoidance of doubt, Section 8.07(d) of the Credit Agreement shall not apply to any such release of Liens in connection with a Tariff Refund Sale consummated in accordance with this Agreement.
5.Governing Law. This Agreement shall be governed by and construed in accordance with and governed by the law of the State of New York. The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
6.Ratification. Except as expressly modified by this Agreement, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. This Agreement shall not constitute a course of dealing with the Consenting Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
7.Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
8.Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the

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case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Consenting Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Consenting Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.
9.Release. In connection with the waivers granted hereby, the Borrowers hereby voluntarily and knowingly forever release, discharge, waive and relinquish any and all known causes of action of every kind and nature whatsoever, whether in law, in equity or before an administrative agency, direct or indirect, fixed or contingent, whether heretofore asserted or not, and whether arising based on a tort or breach of contractual or other duty, arising under or in connection with this Agreement, any other Loan Document or the transactions contemplated thereby, based on the acts or omissions of the Administrative Agent or any Consenting Lender and any such Person’s past and present officers, directors, managers, employees, shareholders and members (the “Released Parties”) arising prior to the date hereof, that the Borrowers had against the Released Parties.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

FUNKO ACQUISITION HOLDINGS, L.L.C.,
as a Borrower

By:	/s/ Tracy D. Daw
Name:	Tracy D. Daw
Title:	Chief Legal Officer and Secretary

FUNKO HOLDINGS LLC,
as a Borrower

By:	/s/ Tracy D. Daw
Name:	Tracy D. Daw
Title:	Chief Legal Officer and Secretary

FUNKO, LLC,
as a Borrower

By:	/s/ Tracy D. Daw
Name:	Tracy D. Daw
Title:	Chief Legal Officer and Secretary

LOUNGEFLY, LLC,
as a Borrower

By:	/s/ Tracy D. Daw
Name:	Tracy D. Daw
Title:	Chief Legal Officer and Secretary

FUNKO GAMES, LLC,
as a Borrower

By:	/s/ Tracy D. Daw
Name:	Tracy D. Daw
Title:	Chief Legal Officer and Secretary

Signature Page to Limited Consent

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the
Swingline Lender and as Administrative Agent

By:	/s/ Kelvin Ji
Name:	Kelvin Ji
Title:	Authorized Signatory
Signature Page to Limited Consent

Name of Consenting Lender:

Bank of America, N.A.

By:	/s/ Huan Z. Long
	Name:	Huan Z. Long
	Title:	Senior Vice President

For any Consenting Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Limited Consent

Name of Consenting Lender:

BMO Bank, N.A.

By:	/s/ Ron Freed
	Name:	Ron Freed
	Title:	Director

For any Consenting Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Limited Consent

CITIZENS BANK N.A.

By:	/s/ Marla Merritt
	Name:	Marla Merritt
	Title:	Senior Vice President

Signature Page to Limited Consent

Name of Consenting Lender:

Foreword Capital Master Fund LP

By:	/s/ Alex Lerner
	Name:	Alex Lerner
	Title:	CIO

For any Consenting Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Limited Consent

Name of Consenting Lender:

KeyBank National Association

By:	/s/ Matt Palmer
	Name:	Matt Palmer
	Title:	Vice President

For any Consenting Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Limited Consent

Name of Consenting Lender:

PNC Bank N.A.

By:	/s/ Janeann Fehrle
	Name:	Janeann Fehrle
	Title:	SVP

For any Consenting Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Limited Consent

Name of Consenting Lender:

U.S. Bank National Association

By:	/s/ Glenn E Debs
	Name:	Glenn E Debs
	Title:	Vice President

Signature Page to Limited Consent

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a lender

By:	/s/ Jennifer Bruciati
	Name:	Jennifer Bruciati
	Title:	AVP, Credit Specialist
Signature Page to Limited Consent